PREPAYMENT AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Sep. 30, 2012
Prepaid Expense and Other Assets, Current [Abstract]
Prepayment And Other Current Assets

		As of September 30,
	Notes	2011	2012
		US$	US$
Advance to the suppliers	(1)	1,585	1,835
Prepaid expenses		618	1,092
Refundable prepayments	(2)	320	325
Funds receivable	(3)	245	142
Deposits		56	68
Others		357	436
Less: allowance for doubtful accounts	(2)	(320)	(325)

Prepayment and other current assets, net		2,861	3,573

(1)	Advance to the suppliers represents interest-free cash deposits paid to suppliers for future purchase of raw materials and finished goods. The risk of loss arising from non-performance by or bankruptcy of the suppliers is assessed prior to making the deposits and is monitored on a regular basis by management. A charge to cost of sales will be recorded in the period in which a loss is incurred. To date, the Group has not experienced any loss of advances to suppliers.
(2)	The group prepaid a refundable fee to a government agency in the year ended September 30, 2010 as a sponsor of ITAT contest which was subsequently cancelled. The Group has recorded a full allowance as such prepaid amount has been outstanding for more than a year and is probably uncollectable.
(3)	Funds receivable arise due to the time taken to clear customers' payment transactions through external payment networks. When customers remit fees to the Group via external payment networks using their bank account or credit card, there is a clearing period before the cash is received by the Group which usually takes one to three business days. These fees are treated as a receivable until the cash is received.